Exhibit 99.1
EARNINGS RELEASE
USCB Financial Holdings, Inc. Surpasses $3 Billion in Assets with 14.6% Annualized
Linked-Quarter Loan
Growth; Achieves Q2 2026 EPS of $0.49, 3.49% Net Interest Margin, ROAA of 1.26%, and ROAE
of 15.90%
MIAMI, FL – July 23, 2026 – USCB Financial Holdings, Inc. (the “Company”) (NASDAQ: USCB) , the holding company for U.S.
Century Bank
(the “Bank”),
reported net
income of
$9.1 million
or $0.49
per fully
diluted share
for the
three months
ended June 30,
2026,
compared with net income of $8.1 million or $0.40 per fully diluted share for the same period in 2025.
“Our
second
quarter
performance
highlights
the
ongoing
strength
of
our
company
and
the
effective
implementation
of
our
growth
strategy,” said Luis de la Aguilera, Chairman,
President and CEO. “We achieved
record new loan fundings of $272.0 million, resulting
in a 14.6%
annualized increase in
loans from the
previous quarter and
pushing our total
assets above $3
billion. At the
same time, we
improved
profitability
and
operational
efficiency,
with
our
net
interest
margin
rising
to
3.49%
from
3.27%
and
our
efficiency
ratio
improving to 49.97% from 52.34% compared to the first quarter of
2026. These achievements underscore the scalability of our business model and our dedication to creating long-term value for our shareholders.
”
Unless otherwise stated,
all percentage comparisons
in the bullet points
below are calculated
at or for the
quarter ended June 30,
2026
compared to at or for the quarter ended June 30, 2025 and annualized where appropriate.
Profitability
•
Annualized return on
average assets for the
quarter ended June 30,
2026 was 1.26%
compared to 1.22%
for the second
quarter of
2025.
•
Annualized return
on average
stockholders’ equity
for the quarter
ended June 30,
2026 was
15.90% compared
to 14.29%
for the
second quarter of 2025.
•
The efficiency ratio for the quarter ended June 30, 2026 was 49.97%
compared to 51.77% for the second quarter of 2025.
•
Net interest margin for the quarter ended June 30, 2026 was 3.49
%
compared to 3.28% for the second quarter of 2025.
•
Net interest
income before
provision for
credit losses
was $24.4 million
for the
quarter ended
June 30, 2026,
an increase
of $3.4
million or 15.9% compared to $21.0 million for the same period in 2025.
Balance Sheet
•
Total
assets were $3.0
billion at June 30,
2026, representing
an increase of
$300.2 million or
11.0%
from $2.7
billion at June 30,
2025.
•
Total
loans held
for investment
were $2.3 billion
at June 30,
2026, representing
an increase
of $209.1 million
or 9.9%
from $2.1
billion at June 30, 2025.
•
Total deposits
were $2.5 billion at June 30,
2026, representing an increase
of $116.6 million
or 5.0% from $2.3
billion at June 30,
2025.
•
Total
stockholders’
equity
was
$233.2 million
at
June 30,
2026,
representing
an
increase
of
$1.7
million
or
0.7%
from
$231.6
million at
June 30, 2025.
Total
stockholders’ equity
included accumulated
other comprehensive
loss of
$31.4 million
at June 30,
2026
compared to
accumulated
other
comprehensive
loss of
$41.8
million
at June 30,
2025.
The increase
in total
stockholders’
equity
was partially
offset
by the
repurchase
of 2.0
million
shares
of Class
A common
stock in
September
2025,
as previously
disclosed.
Asset Quality
•
The allowance for credit losses (“ACL”) increased by $1.8 million to $26.7 million at June 30, 2026 from $24.9 million at
June 30,
2025.

•
The ACL represented 1.15% of total loans at June 30, 2026 and 1.18% of total loans at June 30, 2025.
•
The provision
for credit
losses was
$1.3 million
for the
quarter ended
June 30, 2026,
an increase
of $236
thousand compared
to
$1.0 million for the same period in 2025.
•
The ratio
of non-performing
loans to total
loans was 0.09%
for the quarter
ended June 30,
2026 and
0.06% for
the quarter ended
June 30, 2025. Non-performing loans totaled $2.1 million at June 30, 2026 and $1.4 million at June 30, 2025.
Non-interest Income and Non-interest Expense
•
Non-interest income was
$3.6 million for
the three months ended
June 30, 2026, an
increase of $190 thousand
or 5.6% compared
to $3.4 million for the same period in 2025.
•
Non-interest expense was $14.0 million
for the three months ended June
30, 2026, an increase of $1.3
million or 10.5% compared
to $12.6 million for the three months ended June 30, 2025.
Capital
•
On July 20, 2026,
the Company’s Board of Directors declared
a quarterly cash dividend
of $0.125 per share
of the Company’s Class
A common stock. The dividend will be paid on September 4, 2026 to shareholders of record at the close of business on August 17,
2026.
•
As of June 30,
2026,
total risk-based capital
ratios for the Company
and the Bank
were 13.88% and 13.68%,
respectively,
well in
excess of the well-capitalized minimum threshold regulatory requirements
.
•
Tangible
book value
per common share
(non-GAAP financial
measure) was $12.64
at June 30,
2026, representing
an increase of
$1.11 or 9.6%
from $11.53 at June 30,
2025. At June 30, 2026, tangible
book value per common share
was negatively affected by
($1.70) per share due to an accumulated other comprehensive loss of $31.4 million primarely due to changes in the market value of the Company’s
available for sale
securities. At
June 30, 2025,
tangible book
value per common
share was negatively
affected by
($2.08) per share due to an accumulated other comprehensive loss of $41.8 million.
Conference Call and Webcast
The Company
will host
a conference
call on
Friday,
July 24,
2026, at
11:00
a.m. Eastern Time
to discuss
the Company’s
unaudited
financial results for the quarter
ended June 30, 2026. To
access the conference call, dial (833)
816-1416 (U.S. toll-free)
and ask to join
the USCB Financial Holdings Call.
Additionally,
interested
parties can
listen to
a live
webcast
of the
call in
the “Investor
Relations” section
of the
Company’s
website
at www.uscentury.com
.
An archived version of the webcast will be available in the same location shortly after the live call has ended.
About USCB Financial Holdings, Inc.
USCB Financial Holdings, Inc.
is the bank holding company for
U.S. Century Bank. Established in 2002,
U.S. Century Bank is one of
the largest
community banks
headquartered
in Miami,
and one
of the
largest community
banks in
the State
of Florida.
U.S. Century
Bank is rated 5-Stars by BauerFinancial, the nation’s leading independent bank rating firm. U.S. Century Bank offers customers a wide
range of
financial products
and services
and supports
numerous community
organizations,
including
the Greater
Miami Chamber
of
Commerce, the South Florida Hispanic Chamber of Commerce, and ChamberSouth. For more information about us or to find a banking
center near you, please call (305) 715-5200 or visit www.uscentury.com.
Forward-Looking Statements
This earnings release
may contain statements
that are not
historical in nature
and are intended
to be, and
are hereby identified
as, forward-
looking
statements
for
purposes
of
the
safe
harbor
provided
by
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended.
Forward-looking statements are
those that are
not historical facts.
The words “may,”
“will,” “anticipate,” “could,”
“should,” “would,”
“believe,” “contemplate,” “expect,” “aim,” “plan,” “estimate,” “seek,” “continue,” and “intend,”, the negative of these terms, as well as other similar words
and expressions of
the future, are
intended to identify
forward-looking statements. These forward-looking statements include, but are not limited
to, statements related to our
projected growth, anticipated future
financial performance, and management’s
long-term performance goals, as well as statements
relating to the anticipated effects on our results of
operations and financial condition
from expected or
potential developments or events,
or business and
growth strategies, including anticipated
internal growth and potential
future additional balance sheet restructuring.

These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from
those anticipated in such statements. Potential risks and uncertainties include, but are not limited to:
•
the strength of the United States economy in general and the strength of the local economies in which we conduct operations;
•
our ability to successfully manage interest rate risk, credit risk, liquidity risk, and other risks inherent to our industry;
• the accuracy of our financial statement estimates and assumptions, including the estimates used for our allowance for credit losses;
•
the efficiency and effectiveness of our internal
control procedures and processes;
•
our ability to comply with
the extensive laws and
regulations to which we are
subject, including the laws for
each jurisdiction where
we operate;
•
adverse changes or conditions in capital and financial markets, including actual or potential stresses in the banking industry;
• deposit attrition and the level of our uninsured deposits;
•
legislative
or
regulatory
changes,
including
the
enactment
of
the
One
Big
Beautiful
Bill
and
changes
in
accounting
principles,
policies, practices or guidelines;
•
the
lack
of
a
significantly
diversified
loan
portfolio
and
our
concentration
in
the
South
Florida
market,
including
the
risks
of
geographic,
depositor,
and
industry
concentrations,
including
our
concentration
in
loans
secured
by
real
estate,
in
particular,
commercial real estate;
• the effects of climate change;
• the concentration of ownership of our common stock;
• fluctuations in the price of our common stock;
•
our ability to
fund or access
the capital markets
at attractive rates
and terms and
manage our growth,
both organic
growth as well
as growth through other means, such as future acquisitions;
•
inflation, interest rate, unemployment rate, and market and monetary fluctuations;
•
the effects of potential new or increased tariffs,
retaliatory tariffs and trade restrictions;
• the impact of international hostilities and geopolitical events;
•
increased competition
and its effect
on the pricing
of our products
and services as
well as our
interest rate spread
and net interest
margin;
• the loss of key employees;
•
the effectiveness
of our risk management
strategies, including operational
risks, including, but
not limited to, client,
employee, or
third-party fraud and security breaches; and
•
other risks described in this earnings release and other filings we make with the
Securities and Exchange Commission (“SEC”).
All forward-looking
statements are
necessarily only
estimates of
future results,
and there
can be
no assurance
that actual
results will
not differ
materially from
expectations. Therefore,
you are
cautioned not
to place
undue reliance
on any
forward-looking statements.
Further,
any forward-looking
statements included
in this
earnings release
are made
only as
of the
date hereof,
and
we undertake
no
obligation to
update or
revise any
forward-looking statement
to reflect
events or
circumstances occurring
after the
date on
which the
statements are made or to reflect the occurrence of unanticipated events, unless required to do so under the federal securities laws. You should also review the risk factors described in the reports the Company has filed or will file with the SEC.
Non-GAAP Financial Measures
This earnings release
includes financial information determined
by methods other
than in accordance
with generally accepted
accounting
principles (“GAAP”). This financial
information includes certain
operating performance measures. Management
has included these non-
GAAP
measures
because
it
believes
these
measures
may
provide
useful
supplemental
information
for
evaluating
the
Company’s
operations and
underlying performance
trends. Further,
management uses these
measures in
managing and
evaluating the Company’s
business and intends to refer to
them in discussions about our operations
and performance. Operating performance
measures should be
viewed
in
addition
to,
and
not
as
an
alternative
to
or
substitute
for,
measures
determined
in
accordance
with
GAAP,
and
are
not
necessarily
comparable
to
non-GAAP
measures
that
may
be
presented
by
other
companies.
Reconciliations
of
these
non-GAAP
measures
to
the most
directly
comparable
GAAP measures
can be
found
in the
‘Non-GAAP
Reconciliation
Tables’
included
in the
exhibits to this earnings release.
All numbers included in this press release are unaudited unless otherwise noted.
Contacts:
Investor Relations
InvestorRelations@uscentury.com
Media Relations
Martha Guerra-Kattou
MGuerra@uscentury.com

USCB FINANCIAL HOLDINGS, INC.
CONSOLIDATED STATEMENTS
OF INCOME (UNAUDITED)
(Dollars in thousands, except per share data)
Three Months Ended June 30, Six Months Ended June 30,
2026 2025 2026 2025
Interest income:
Loans, including fees $ 34,899 $ 31,946 $ 67,688 $ 62,191
Investment securities 3,858 3,432 7,269 6,456
Interest-bearing deposits in financial institutions 823 776 1,655 1,485
Total interest income 39,580 36,154 76,612 70,132
Interest expense:
Interest-bearing checking deposits 311 285 621 623
Savings and money market deposits 8,478 9,410 16,611 18,745
Time deposits 4,628 4,343 9,328 8,261
FHLB advances 976 1,082 2,016 2,354
Subordinated notes 800 - 1,601 -
Total interest expense 15,193 15,120 30,177 29,983
Net interest income before provision for credit losses 24,387 21,034 46,435 40,149
Provision for credit losses 1,267 1,031 2,068 1,712
Net interest income after provision for credit losses 23,120 20,003 44,367 38,437
Non-interest income:
Service fees 2,601 2,402 5,701 4,733
Gain on sale of securities available for sale, net - - 14 -
Gain on sale of loans held for sale, net - 151 106 676
Other non-interest income 959 817 1,889 1,677
Total non-interest income 3,560 3,370 7,710 7,086
Non-interest expense:
Salaries and employee benefits 8,537 7,954 17,107 15,590
Occupancy 1,369 1,337 2,685 2,621
Regulatory assessments and fees 397 396 881 817
Consulting and legal fees 583 263 1,144 456
Network and information technology services 524 564 1,084 1,069
Other operating expense 2,556 2,120 4,776 4,133
Total non-interest expense 13,966 12,634 27,677 24,686
Income before income tax expense 12,714 10,739 24,400 20,837
Income tax expense 3,636 2,599 5,971 5,039
Net income $ 9,078 $ 8,140 $ 18,429 $ 15,798
Per share information:
Net income per common share, basic $ 0.49 $ 0.41 $ 1.01 $ 0.79
Net income per common share, diluted $ 0.49 $ 0.40 $ 1.00 $ 0.78
Cash dividends declared $ 0.125 $ 0.10 $ 0.250 $ 0.20
Weighted average shares outstanding:
Common shares, basic 18,346,946 20,059,264 18,280,860 20,040,205
Common shares, diluted 18,509,572 20,295,794 18,443,486 20,299,585

USCB FINANCIAL HOLDINGS, INC.
SELECTED FINANCIAL DATA (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025
Income statement data:
Net interest income before provision for credit losses $ 24,387 $ 22,048 $ 22,207 $ 21,274 $ 21,034
Provision for credit losses 1,267 801 480 105 1,031
Net interest income after provision for credit losses 23,120 21,247 21,727 21,169 20,003
Service fees 2,601 3,100 2,209 2,661 2,402
Gain (loss) on sale of securities available for sale, net - 14 (7,498) (28) -
Gain on sale of loans held for sale, net - 106 197 128 151
Other non-interest income 959 930 914 923 817
Total non-interest income 3,560 4,150 (4,178) 3,684 3,370
Salaries and employee benefits 8,537 8,570 8,668 7,909 7,954
Occupancy 1,369 1,316 1,327 1,382 1,337
Regulatory assessments and fees 397 484 443 377 396
Consulting and legal fees 583 561 900 585 263
Network and information technology services 524 560 599 656 564
Other operating expense 2,556 2,220 2,338 2,139 2,120
Total non-interest expense 13,966 13,711 14,275 13,048 12,634
Income before income tax expense 12,714 11,686 3,274 11,805 10,739
Income tax expense 3,636 2,335 1,911 2,866 2,599
Net income $ 9,078 $ 9,351 $ 1,363 $ 8,939 $ 8,140
Per share information:
Net income per common share, basic $ 0.49 $ 0.51 $ 0.08 $ 0.46 $ 0.41
Net income per common share, diluted $ 0.49 $ 0.51 $ 0.07 $ 0.45 $ 0.40
Cash dividends declared $ 0.125 $ 0.125 $ 0.10 $ 0.10 $ 0.10
Balance sheet data (at period-end):
Cash and cash equivalents $ 118,154 $ 78,963 $ 38,477 $ 56,811 $ 54,819
Securities available-for-sale $ 332,859 $ 277,160 $ 307,490 $ 324,179 $ 285,382
Securities held-to-maturity $ 136,127 $ 149,931 $ 153,941 $ 156,365 $ 158,740
Total securities $ 468,986 $ 427,091 $ 461,431 $ 480,544 $ 444,122
Loans held for investment (1) $ 2,322,385 $ 2,241,051 $ 2,189,257 $ 2,130,966 $ 2,113,318
Allowance for credit losses $ (26,701) $ (26,102) $ (25,500) $ (24,964) $ (24,933)
Total assets $ 3,019,701 $ 2,845,735 $ 2,791,540 $ 2,767,945 $ 2,719,474
Non-interest-bearing demand deposits $ 618,062 $ 620,714 $ 583,860 $ 584,240 $ 584,895
Interest-bearing deposits $ 1,834,209 $ 1,872,866 $ 1,761,220 $ 1,871,374 $ 1,750,766
Total deposits $ 2,452,271 $ 2,493,580 $ 2,345,080 $ 2,455,614 $ 2,335,661
FHLB advances $ 240,900 $ 53,000 $ 158,250 $ 11,000 $ 108,000
Subordinated notes $ 39,376 $ 39,338 $ 39,300 $ 39,262 $ -
Total liabilities $ 2,786,463 $ 2,622,489 $ 2,574,357 $ 2,558,850 $ 2,487,891
Total stockholders' equity $ 233,238 $ 223,246 $ 217,183 $ 209,095 $ 231,583
Capital ratios: (2)
Leverage ratio 8.81% 8.61% 8.46% 8.47% 9.72%
Common equity tier 1 capital 11.01% 11.09% 10.92% 11.17% 12.52%
Tier 1 risk-based capital 11.01% 11.09% 10.92% 11.17% 12.52%
Total risk-based capital
13.88% 14.09% 13.91% 14.20% 13.73%
(1)
Loan amounts include deferred fees/costs.
(2)
Reflects the Company's regulatory capital ratios. The
Bank's total risk-based capital ratio at June 30,
2026 was 13.68%.

USCB FINANCIAL HOLDINGS, INC.
AVERAGE BALANCES, RATIOS, AND OTHER DATA
(UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025
Average balance sheet data:
Cash and cash equivalents $ 87,949 $ 112,107 $ 82,338 $ 139,389 $ 71,388
Securities available-for-sale $ 314,581 $ 295,065 $ 332,356 $ 299,892 $ 281,840
Securities held-to-maturity $ 140,533 $ 152,144 $ 155,269 $ 157,702 $ 160,443
Total securities $ 455,114 $ 447,209 $ 487,625 $ 457,594 $ 442,283
Loans held for investment
(1)
$ 2,258,965 $ 2,177,734 $ 2,130,898 $ 2,099,043 $ 2,057,445
Total assets $ 2,900,725 $ 2,834,717 $ 2,799,863 $ 2,798,115 $ 2,677,198
Interest-bearing deposits $ 1,856,763 $ 1,842,283 $ 1,857,218 $ 1,887,545 $ 1,710,568
Non-interest-bearing demand deposits $ 632,198 $ 584,784 $ 595,969 $ 569,522 $ 580,121
Total deposits $ 2,488,961 $ 2,427,067 $ 2,453,187 $ 2,457,067 $ 2,290,689
FHLB advances $ 100,685 $ 110,045 $ 51,462 $ 40,065 $ 116,527
Subordinated notes $ 39,351 $ 39,313 $ 39,287 $ 26,029 $ -
Total liabilities $ 2,671,792 $ 2,612,491 $ 2,587,470 $ 2,572,799 $ 2,448,706
Total stockholders' equity $ 228,933 $ 222,226 $ 212,393 $ 225,316 $ 228,492
Performance ratios:
Return on average assets
(2)
1.26% 1.34% 0.19%
1.27%
1.22%
Return on average equity
(2)
15.90% 17.07% 2.55% 15.74% 14.29%
Net interest margin (2) 3.49% 3.27% 3.27% 3.14% 3.28%
Non-interest income to average assets (2) 0.49% 0.59% (0.59)% 0.52% 0.50%
Non-interest expense to average assets
(2)
1.93% 1.96% 2.02% 1.85% 1.89%
Efficiency ratio
(3)
49.97% 52.34% 79.18% 52.28% 51.77%
Loans by type (at period end): (4)
Residential real estate $ 356,747 $ 346,917 $ 307,692 $ 316,557 $ 307,020
Commercial real estate $ 1,314,367 $ 1,259,642 $ 1,244,835 $ 1,226,121 $ 1,206,621
Commercial and industrial $ 300,265 $ 291,333 $ 295,548 $ 269,430 $ 263,966
Correspondent banks $ 137,912 $ 128,722 $ 127,968 $ 104,598 $ 110,155
Consumer and other
$ 207,404 $ 207,794 $ 207,215 $ 207,939 $ 218,426
Asset quality data:
Allowance for credit losses to total loans 1.15% 1.16% 1.16% 1.17% 1.18%
Allowance for credit losses to non-performing loans 1243% 717% 813% 1906% 1825%
Total non-performing loans
(5)
$ 2,148 $ 3,640 $ 3,138 $ 1,310 $ 1,366
Non-performing loans to total loans 0.09% 0.16% 0.14% 0.06% 0.06%
Non-performing assets to total assets (5) 0.07% 0.13% 0.11% 0.05% 0.05%
Net charge-offs (recoveries of) to average loans (2) 0.05% (0.00)% (0.00)% (0.00)% 0.14%
Net charge-offs (recoveries) of credit losses $ 288 $ (4) $ (11) $ (4) $ 702
Interest rates and yields:
(2)
Loans held for investment
6.20% 6.11% 6.16% 6.21% 6.23%
Investment securities
3.35% 3.05% 3.01% 3.03% 3.06%
Total interest-earning assets 5.67% 5.49% 5.54% 5.56% 5.64%
Deposits (6) 2.16% 2.20% 2.28% 2.53% 2.46%
FHLB advances 3.89% 3.83% 3.91% 3.73% 3.72%
Subordinated notes 8.15% 8.26% 8.09% 6.16% -
Total interest-bearing liabilities 3.05% 3.05% 3.14% 3.34% 3.32%
Other information:
Full-time equivalent employees 216 211 204 206 203
(1)
Loan amounts include deferred fees/costs.
(2)
Annualized.
(3)
Efficiency ratio is defined as total non-interest expense divided by the sum of net interest income and total non-interest income.
(4)
Loan amounts exclude deferred fees/costs.
(5)
The amounts for total non-performing loans and total non-performing assets are the same at the dates presented since there was
no other real estate owned (OREO)
recorded at any of the dates presented.
(6) Reflects effect of non-interest-bearing deposits.

USCB FINANCIAL HOLDINGS, INC.
NET INTEREST MARGIN (UNAUDITED)
(Dollars in thousands)
Three Months Ended June 30,
2026 2025
Average
Balance Interest Yield/Rate (1)
Average
Balance Interest Yield/Rate (1)
Assets
Interest-earning assets:
Loans held for investment
(2)
$ 2,258,965 $ 34,899 6.20% $ 2,057,445 $ 31,946 6.23%
Investment securities (3) 461,849 3,858 3.35% 449,624 3,432 3.06%
Other interest-earning assets 80,640 823 4.09% 63,974 776 4.87%
Total interest-earning assets 2,801,454 39,580 5.67% 2,571,043 36,154 5.64%
Non-interest-earning assets 99,271 106,155
Total assets $ 2,900,725 $ 2,677,198
Liabilities and stockholders' equity
Interest-bearing liabilities:
Interest-bearing checking deposits $ 51,711 311 2.41% $ 46,694 285 2.45%
Savings and money market deposits 1,280,578 8,478 2.66% 1,211,513 9,410 3.12%
Time deposits 524,474 4,628 3.54% 452,361 4,343 3.85%
Total interest-bearing deposits 1,856,763 13,417 2.90% 1,710,568 14,038 3.29%
FHLB advances 100,685 976 3.89% 116,527 1,082 3.72%
Subordinated notes 39,351 800 8.15% - - - %
Total interest-bearing liabilities 1,996,799 15,193 3.05% 1,827,095 15,120 3.32%
Non-interest-bearing demand deposits 632,198 580,121
Other non-interest-bearing liabilities 42,795 41,490
Total liabilities 2,671,792 2,448,706
Stockholders' equity 228,933 228,492
Total liabilities and stockholders' equity $ 2,900,725 $ 2,677,198
Net interest income $ 24,387 $ 21,034
Net interest spread (4) 2.62% 2.32%
Net interest margin (5) 3.49% 3.28%
(1)
Annualized.
(2)
Average loan balances include non-accrual loans. Interest income on loans includes accretion of deferred loan fees, net of deferred loan costs.
(3)
At fair value except for securities held to maturity. This amount includes
FHLB stock.
(4)
Net interest spread is the average yield earned on total
interest-earning assets minus the average rate paid on total interest-bearing liabilities.
(5)
Net interest margin is the ratio of net interest income to total interest-earning assets.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025
Pre-tax pre-provision ("PTPP") income:
(1)
Net income $ 9,078 $ 9,351 $ 1,363 $ 8,939 $ 8,140
Plus: Income tax expense 3,636 2,335 1,911 2,866 2,599
Plus: Provision for credit losses 1,267 801 480 105 1,031
PTPP income $ 13,981 $ 12,487 $ 3,754 $ 11,910 $ 11,770
PTPP return on average assets:
(1)
PTPP income $ 13,981 $ 12,487 $ 3,754 $ 11,910 $ 11,770
Average assets $ 2,900,725 $ 2,834,717 $ 2,799,863 $ 2,798,115 $ 2,677,198
PTPP return on average assets (2) 1.93% 1.79% 0.53% 1.69% 1.76%
Operating net income: (1)
Net income $ 9,078 $ 9,351 $ 1,363 $ 8,939 $ 8,140
Less: Net gains (losses) on sale of securities - 14 (7,498) (28) -
Less: Tax effect on sale of securities - (4) 1,900 7 -
Plus: Tax (benefit) liability expense from prior periods - (619)
(3)
1,096
(4)
- -
Operating net income $ 9,078 $ 8,722 $ 8,057 $ 8,960 $ 8,140
Operating return on average assets: (1)
Operating net income $ 9,078 $ 8,722 $ 8,057 $ 8,960 $ 8,140
Average assets $ 2,900,725 $ 2,834,717 $ 2,799,863 $ 2,798,115 $ 2,677,198
Operating net income return on average assets
(2)
1.26% 1.25% 1.14% 1.27% 1.22%
Operating return on average equity:
(1)
Operating net income $ 9,078 $ 8,722 $ 8,057 $ 8,960 $ 8,140
Average equity $ 228,933 $ 222,226 $ 212,393 $ 225,316 $ 228,492
Operating net income return on average equity
(2)
15.90% 15.92% 15.05% 15.78% 14.29%
Operating revenue:
(1)
Net interest income
$ 24,387
$ 22,048
$ 22,207
$ 21,274
$ 21,034
Non-interest income
3,560 4,150 (4,178)
3,684
3,370
Less: Net gains (losses) on sale of securities
- 14 (7,498) (28) -
Operating revenue
$ 27,947 $ 26,184 $ 25,527 $ 24,986 $ 24,404
Operating efficiency ratio:
(1)
Total non-interest expense
$ 13,966
$ 13,711
$ 14,275
$ 13,048
$ 12,634
Operating revenue
$ 27,947 $ 26,184 $ 25,527 $ 24,986 $ 24,404
Operating efficiency ratio
49.97% 52.36% 55.92% 52.22% 51.77%
(1) The Company believes these non-GAAP financial measurements are key indicators of the ongoing earnings power of the
Company.
(2)
Annualized.
(3)
The Company recognized a $619 thousand income tax
benefit in the first quarter of 2026 due to an adjustment to the deferred tax asset calculation from 2025.
(4) State tax liability expenses for 2024 and for the
first three quarters of 2025 were recognized during the fourth quarter of 2025. The state tax expense is related to
taxes due on interest income on loans whose collateral is
located outside of the State of Florida.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025
Tangible book value per common share (at period-end): (1)(4)
Total stockholders' equity $ 233,238 $ 223,246 $ 217,183 $ 209,095 $ 231,583
Less: Intangible assets - - - - -
Tangible stockholders' equity
(3)
$ 233,238 $ 223,246 $ 217,183 $ 209,095 $ 231,583
Total shares issued and outstanding (at period-end):
Total common shares issued and outstanding 18,459,470 18,257,400 18,137,885 18,107,385 20,078,385
Tangible book value per common share (2) $ 12.64 $ 12.23 $ 11.97 $ 11.55 $ 11.53
Operating diluted net income per common share:
(1)
Operating net income $ 9,078 $ 8,722 $ 8,057 $ 8,960 $ 8,140
Total weighted average diluted shares of common stock 18,509,572 18,454,006 18,348,725 19,755,820 20,295,794
Operating diluted net income per common share: $ 0.49 $ 0.47 $ 0.44 $ 0.45 $ 0.40
Tangible Common Equity/Tangible Assets
(1)(4)
Tangible stockholders' equity
(3) $ 233,238 $ 223,246 $ 217,183 $ 209,095 $ 231,583
Tangible total assets
(3) $ 3,019,701 $ 2,845,735 $ 2,791,540 $ 2,767,945 $ 2,719,474
Tangible Common Equity/Tangible Assets 7.72% 7.84% 7.78% 7.55% 8.52%
(1)
The Company believes these non-GAAP financial measurements
are key indicators of the ongoing earnings power of the
Company.
(2)
Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options.
(3) Since the Company has no intangible assets, tangible
stockholders’ equity and tangible total assets are the
same amounts as stockholders’ equity and total assets,
respectively, as calculated under GAAP.
(4) The decrease in total stockholders’ equity in September
2025 was primarily driven by the repurchase of 2.0
million shares of Class A common stock, as previously
disclosed.